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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       DECEMBER 14, 1998
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COMMISSION FILE NUMBER: 1-5492-1
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                            CERION TECHNOLOGIES INC.
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             (Exact name of registrant as specified in its Charter)

           DELAWARE                                      02-0485458
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    (State of or other jurisdiction of   (I.R.S. Employer Identification Number)
     incorporation)

     1401 INTERSTATE DRIVE, CHAMPAIGN, ILLINOIS                   61822-1065
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     (Address of principal executive offices)                     (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (217) 359-3700
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       NOT APPLICABLE
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       (Former name or former address, if changed since last report)


This document contains a total of 2 pages. Exhibit Index appears at page 2.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On December 14, 1998, PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") resigned as the independent accountants of the Company.

     (b) The Company's Audit Committee was not involved in
PricewaterhouseCoopers' decision to end the client-auditor relationship with the Company.

     (c) PricewaterhouseCoopers' reports on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than to include the following:

      * An emphasis was included in 1996 related to the "Liquidity Matters" note to the financial statements which noted "...industry market supply exceeded demand during the second half of 1996 resulting in significant pricing and volume reductions and net losses for each of the last two quarters of 1996."

      * An emphasis was added to the 1997 report in the 10-K/A filed on December 3, 1998 which referenced the "Subsequent Event -- Liquidation" note added as of September 14, 1998 and stated "... the Company's Board of Directors on September 14, 1998 voted to cease operations on or about November 15, 1998 and to seek approval from its shareholders for an orderly liquidation of the Company's assets."

     (d) During the two most recent fiscal years and through December 14, 1998,
(i) there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as described in Item 304 of Regulation S-K.



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     (e) The Company provided PricewaterhouseCoopers with a copy of this report and requested that PricewaterhouseCoopers furnish it with the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from PricewaterhouseCoopers to the Securities and Exchange Commission described in
Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16 Letter from PricewaterhouseCoopers LLP dated December 16, 1998, pursuant to Item 304(a)(3) of Regulation S-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CERION TECHNOLOGIES INC.
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                               (Registrant)

Date:  December 18, 1998       By /s/ RICHARD A. CLARK
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                               RICHARD A. CLARK
                               VICE PRESIDENT-FINANCE,
                               CHIEF FINANCIAL OFFICER AND TREASURER
                               (principal financial and duly authorized officer)



                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
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       16     Letter from PricewaterhouseCoopers LLP dated December 16, 1998, pursuant to Item 304(a)(3) of Regulation S-K.